Fees Summary	Oct. 08, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 532.21
Total Fee Amount	532.21
Total Transaction Valuation	3,476,217.48
Total Offset Amount	0.00
Net Fee	$ 0.00